                                                                    Exhibit 1.1











                                     $100,000,000

                           SUN INTERNATIONAL HOTELS LIMITED
                        SUN INTERNATIONAL NORTH AMERICA, INC.

                       85/8% Senior Subordinated Notes due 2007









                                  PURCHASE AGREEMENT


                                  December 10, 1997

PURCHASE AGREEMENT



                                                               December 10, 1997

BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

         Sun International Hotels Limited, an international business company organized under the laws of the Commonwealth of The Bahamas ("Sun International"), and Sun International North America, Inc., a Delaware corporation and a wholly owned subsidiary of Sun International ("SINA" and, collectively with Sun International, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriters") $100,000,000 aggregate principal amount of their 85/8% Senior Subordinated Notes due 2007 (the "Securities"), registered under the registration statement referred to below. The Securities will be issued pursuant to an indenture dated as of December 10, 1997 (the "Indenture") between the Issuers, the Guarantors signatory thereto (the "Guarantors") and The Bank of New York, as trustee (the "Trustee"). The Securities are to be guaranteed (the "Guarantees") by the Guarantors. Unless the context requires otherwise, all references herein to the Securities shall be deemed to include the Guarantees.

         The Issuers have filed with the Securities and Exchange Commission
(the "Commission") a registration statement on Form F-3 (No. 333-41127) for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Act (the "Act Regulations"), and the Issuers have filed such pre-effective amendments thereto as may be required. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust

Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus dated December 3, 1997 and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Issuers for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A "preliminary prospectus" shall be deemed to refer to any prospectus contained in the registration statement before it became effective, any prospectus used before the registration statement became effective and any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the Act Regulations that was used after such effectiveness and prior to the execution and delivery of this Agreement. For purposes of this Purchase Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Purchase Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, and all references in this Purchase Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be. All capitalized terms used and not defined herein shall have the meaning set forth in the Registration Statement, Prospectus or preliminary prospectus as the case may be.

    1. REPRESENTATIONS AND WARRANTIES OF THE ISSUERS AND THE GUARANTORS. Each of the Issuers and Guarantors, jointly and severally, represents and warrants to, and agrees with, you that:

The Issuers have reasonable grounds to believe that the Registration Statement was filed on the proper form under the Act. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuers, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the 1939 Act.

         (a) At the time the Registration Statement became effective and at the Closing Date, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus and any amendments and supplements thereto, made in reliance upon and in conformity with information relating to the Underwriters furnished to the Issuers in writing by Bear, Stearns & Co. Inc. expressly for use in the Registration Statement or the Prospectus and any amendments and supplements thereto (the "Underwriter Information"). The Issuers and the Underwriters acknowledge for all purposes of this Agreement (including this paragraph and Section 6 hereof) that the statements set forth in the last paragraph on the cover page of the final prospectus supplement and the first (including the table therein), second, third, fourth and eighth paragraphs in the "Underwriting" section of the final prospectus supplement constitute the only such Underwriter Information.

         Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) No contract or document which is required to be described in the Registration Statement, the Prospectus or an Incorporated Document or to be filed as an exhibit to the Registration Statement or an Incorporated Document is not described or filed as required.

         (d) Each Issuer and Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, have a material adverse effect on the properties, results of operations, financial condition or prospects of Sun International and its subsidiaries, taken as a whole (a "Material Adverse Effect").

         (e) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each of the Guarantors are duly authorized and validly issued and fully paid and nonassessable, and owned by Sun International, free and clear of any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") and of any restrictions on transfer, voting trusts or other defects of title whatsoever except for the pledges of the shares of Sun International's subsidiaries under the Second Amended and Restated Revolving Credit Agreement dated as of
August 12, 1997, among Sun Bahamas, Sun

International, certain of the Company's subsidiaries and certain financial institutions and The Bank of Nova Scotia, as administrative and collateral agent (the "Existing Credit Agreement"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, Sun International or any Guarantor, except as disclosed in the Prospectus.

         (f) The Securities, the Guarantees and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

         (g) All the outstanding shares of capital stock of Sun International have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights; the management agreement between Trading Cove Associates ("TCA") and the Mohegan Tribe conforms in all material respects to the description thereof contained in the Prospectus; each of the agreements described in the Prospectus to which Sun International, any of its subsidiaries, Sun Resorts Limited ("SRL") or TCA is a party conforms in all material respects to the description thereof contained in the Prospectus, and Sun International believes that each such agreement is effective and enforceable against the other party, except as disclosed in the Prospectus.

         (h) Neither Sun International nor any of its subsidiaries is (i) in violation of its respective charter or by-laws, or (ii) in default in the performance of any obligation, bond, agreement, debenture, note, or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which Sun International or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property of Sun International or any of its subsidiaries is subject except, in the case of clause (ii), for such defaults that could not reasonably be expected to have a Material Adverse Effect.

         (i) Each Issuer and Guarantor has all the requisite corporate power to execute, deliver and perform its obligations under this Agreement and to authorize, issue and sell the Securities and Guarantees being sold by it. The execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Securities, compliance by each Issuer and each Guarantor with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmen-tal body (except those already received and such as may be required under state securities laws or Blue Sky laws) and will not conflict with or constitute a breach or violation of (i) any of the charters or by-laws of Sun International or any of its subsidiaries, (ii) any of the terms or provisions of, or constitute a default under or cause an acceleration of, any obligation, bond, agreement or condition contained in any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which Sun International or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property of Sun International or any of its subsidiaries is subject or (iii) any laws, administrative regulations or rulings or orders of any court or governmental agency, body or official having jurisdiction over Sun International, any of its subsidiaries or their respective properties, except in the case of clauses (ii) and (iii) for such conflicts, breaches or violations that could not reasonably be expected to have a Material Adverse Effect.

         (j) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities, prevents or suspends the use of the Registration Statement or the Prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 3(a) hereof; no injunction, restraining order or order of any nature by any foreign, Federal or state court of competent jurisdiction has been issued with respect to Sun International or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Registration Statement or the Prospectus in any jurisdiction referred to in Section 3(a) hereof; and no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of Sun International, threatened against, Sun International or any of its subsidiaries which, if adversely determined, could interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity of this Agreement, the Securities or the Indenture.

         (k) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or, to the knowledge of Sun International, affecting Sun International or any of its subsidiaries or any of their respective assets or properties, which could have a Material Adverse Effect, or which could materially and adversely affect the performance by either Issuer or any Guarantor of its obligations pursuant to this Agreement or the transactions contemplated hereby and, to the best knowledge of Sun International, except as disclosed in the Registration Statement or the Prospectus no such action, suit or proceeding is threatened or contemplated.

         (l) Except as disclosed in the Registration Statement or the Prospectus (i) neither Sun International nor any of its subsidiaries is in violation of any Federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment (collectively, the "Environmental Laws"); and (ii) (A) neither Sun International nor any of its subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past or present or that are reasonably foreseeable, that could reasonably be expected to lead to such violation in the future, (B) there is no pending or, to the best of Sun International's knowledge, threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorneys' fees or penalties, relating to (x) the presence in or release into the environment of any emissions, discharges or releases of toxic or hazardous substances, materials or wastes or petroleum and petroleum products at any location owned, leased or operated by Sun International or any of its subsidiaries, now or in the past, or (y) circumstances forming the basis of any violation or alleged violation of any Environmental Law (collectively, "Environmental Claims") and (C) to the best knowledge of Sun International, there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim against Sun International or any of its subsidiaries, now or in the past, or against any person or entity whose liability for any Environmental Claim Sun International or any of its subsidiaries has retained or assumed either contractually or by operation of law, in each of clauses (i) and (ii) that could reasonably be expected to have a Material Adverse Effect.

         (m) Except as disclosed in the Prospectus (i) each of Sun International, its subsidiaries, its directors and executive officers named in
Item 10 in its Annual Report on Form 20-F for the fiscal year ended December 31, 1996 (the "executive officers") , TCA and SRL has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals or rights of and from, and has made all declarations and filings with, all foreign, Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, including, without limitation, all such authorizations with respect to engaging in gaming, hotel and resort operations, as applicable, in The Bahamas, Connecticut, New Jersey, Mauritius and the Comoros required to own, lease, license and use its properties and assets and to conduct its current business in the manner described in the Prospectus (each, an "Authorization"), except to the extent that the failure to possess such Authorizations could not reasonably be expected to have a Material Adverse Effect; (ii) all such Authorizations are valid and in full force and effect, except as could not reasonably be expected to have a Material Adverse Effect; (iii) each of Sun International, its subsidiaries, each of its executive officers, TCA and SRL is in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except as could not reasonably be expected to have a Material Adverse Effect, and (iv) none of Sun International, its subsidiaries, its executive officers, SRL nor TCA has received any notice of proceedings relating to the revocation or modification of any such Authorization and no such Authorization contains any restrictions except as could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Prospectus, none of Sun International, any of its subsidiaries, any of its executive officers, SRL nor TCA has any reason to believe that (i) any Regulatory Authority (as defined below) is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such Authorizations of Sun International, any of its subsidiaries, any of its executive officers, SRL or TCA or (ii) that the National Indian Gaming Commission, the Bureau of Indian Affairs, or regulatory authorities in The Bahamas, Connecticut, New Jersey, Mauritius or the Comoros (collectively the "Regulatory Authorities"), or any other governmental agencies are investigating Sun International, any of its subsidiaries, SRL or TCA or related parties (other than normal overseeing reviews of the Regulatory Authorities incident to the gaming, hotel or casino activities of Sun International, its subsidiaries, any of its executive officers, SRL and TCA), which investigation could reasonably be expected to have a Material Adverse Effect.

         (n) Except as disclosed in the Prospectus or as could not reasonably be expected to have a Material Adverse Effect, Sun International and each of its subsidiaries has good and valid title, free and clear of all Liens except Liens for taxes not yet due and payable and except for the pledges under the Existing Credit Agreements, to all property and assets described in the Prospectus as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which Sun International or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which could reasonably be expected to have a Material Adverse Effect.

         (o) Sun International, SINA and each Guarantor maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

         (p) Arthur Andersen LLP and Ernst & Young LLP, the firms of accountants that have certified the applicable financial statements of Sun International and SINA, filed with the Commission, are independent public accountants with respect to such corporations as applicable, as required by the Act.

         (q) The financial statements included in the Prospectus, together with the related schedules and notes, comply as to form in all material respects with the requirements of the Act and present fairly the consolidated financial position, results of operations and changes in financial position of Sun International, SINA and their subsidiaries at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of Sun International and SINA, as applicable.

         (r) Except as described in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus and up to the Closing Date (i) neither Sun International nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to Sun International and its subsidiaries, singly or in the aggregate, nor entered into any material transaction not in the ordinary course of business, (ii) there has been no decision or judgment in the nature of litigation, administrative or regulatory proceedings or arbitration that could reasonably be expected to have a Material Adverse Effect and (iii) there has not been any material adverse change or any development which could involve, singly or in the aggregate, a material adverse change, in the properties, results of operations, financial condition or prospects of Sun International and its subsidiaries, taken as a whole (any of the items set forth in clauses (i), (ii) or (iii) of this paragraph (r), a "Material Adverse Change").

         (s) Neither Sun International nor any of its subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940

Act") or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (t) No authorization, approval, consent or order of, or filing with, any court or governmental body, agency or official, including the Regulatory Authorities, is necessary in connection with the transactions contemplated by this Agreement except such as may be required by the state securities or Blue Sky laws or regulations and except for the filing requirements required to be completed after the date hereof contained in New Jersey Casino Control Commission Resolution No. 97-24-8; neither Sun International nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba; each of this Agreement, the Registration Statement, the Prospectus and the Indenture has been presented to the Regulatory Authorities to the extent required by law, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of the Regulatory Authorities to the extent required by law.

         (u) Sun International and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (v) All material Tax (as defined below) returns required to be filed by Sun International and each of its subsidiaries in any jurisdiction have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due or claimed to be due from Sun International and its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by adequate proceedings and, in either case, for which adequate reserves have been established on the books and records of Sun International and its consolidated subsidiaries in accordance with GAAP. Sun International and its subsidiaries are not parties to any material pending action, proceeding, inquiry or investigation by any governmental authority for the assessment or collection of Taxes, nor does Sun International have any knowledge of any such proposed or threatened action, proceeding, inquiry, or investigation. For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additional to tax, or penalties applicable thereto.

         (w) None of the Issuers nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

         (x) All of Sun International's subsidiaries that are not Guarantors when considered together as if one subsidiary would not constitute a "significant subsidiary" as such term is defined in or by Regulation S-X under the Act.

         (y) The Securities and the Guarantees to be issued and sold hereunder have been duly and validly authorized by the Issuers and the Guarantors, respectively, and the Securities and the Guarantees, when they are authenticated by the Trustee and issued, sold and delivered in accordance with this Agreement and the Indenture against payment therefor as provided by this Agreement, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against the Issuers and the Guarantors, respectively, in accordance with their terms and entitled to the benefits provided by the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity.


         (z) The Indenture has been duly and validly authorized and, when executed and delivered by the Issuers, the Guarantors and the Trustee, will constitute a valid and binding obligation of the Issuers and the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity.

         (aa) This Agreement has been duly and validly authorized, executed and delivered by the Issuers and the Guarantors and constitutes a valid and binding agreement of the Issuers and the Guarantors, enforceable against each of them in accordance with its terms, except (i) to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principals of equity and (ii) as rights to indemnity and contribution hereunder may be limited by applicable law.

         (bb) Each certificate signed by any officer of Sun International or any of its subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection herewith shall be deemed to be a representation and warranty by Sun International or such subsidiary to the Underwriters as to the matters covered thereby.

    2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Issuers hereby agree to issue and sell the Securities to the Underwriters and (ii) each Underwriter hereby agrees, severally and not jointly, to purchase the Securities from the Issuers, at a purchase price of 98.05% of the principal amount thereof (the "Purchase Price"), the respective principal amount of Securities set forth in Schedule I hereto opposite the name of such Underwriter, plus accrued interest, if any, from December 15, 1997 to the Closing Date.

    Delivery of and payment of the Purchase Price for the Securities shall be made in your offices at 245 Park Avenue, New York, New York or at such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on December 15, 1997, or at such other time as shall be agreed upon by you and the Issuers. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the Securities shall be made to you for your account against payment of the purchase price for the Securities by wire transfer of immediately available funds to an account or accounts to be designated by the Issuers at least one business day prior to the Closing Date. On the Closing Date, subject to the delivery of the Securities, the Underwriters, jointly and severally, agree to reimburse the Issuers for $200,000 of their expenses of the Offering.

    The Securities shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Issuers will permit you to examine and package such Securities for delivery at least one full business day prior to the Closing Date.

    Each of the Underwriters hereby, severally and not jointly, represents and warrants to, and agrees with, the Issuers that it will, during its initial distribution of the Securities, furnish to each person to whom it sells any Securities a copy of the Prospectus.


    3. COVENANTS OF THE ISSUERS. Each Issuer and Guarantor covenants and agrees with you as follows:

         (a) Each Issuer and Guarantor will cooperate with the Underwriters in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that no Issuer or Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Issuers and Guarantors will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Securities.

         (b) At any time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, the Issuers will give the Underwriters notice of their intention to prepare any supplement to the Prospectus or amendment to the Registration Statement, will furnish the Underwriters with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, and will not use any such amendment or supplement to which the Underwriters or counsel for the Underwriters shall reasonably object within five days of being furnished a copy thereof. Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Issuers will cause the Prospectus including any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Issuers will promptly advise you when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, of any request by the Commission for any amendment to the Registration Statement or amendment or supplement to the Prospectus or for any additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Issuers will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain, as soon as possible, the withdrawal thereof.

         (c) The Issuers have furnished or will furnish to the Underwriters such number of copies of the Prospectus as the Underwriters may reasonably request, and the Issuers hereby consent to the use of such copies for purposes permitted by the Act. The Issuers will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed via EDGAR, except to the extent permitted by Regulation S-T.

         (d) The Issuers will comply with the Act, the Exchange Act, the Act Regulations, and the regulations promulgated under the Exchange Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when the Prospectus is required by the Act or the Exchange Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Issuers, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Act Regulations, the Issuers will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Issuers will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (e) At any time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, Sun International and each of its subsidiaries will, as required, file promptly all documents required to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

         (f) The Issuers will, if requested by the Underwriters, use their best efforts in cooperation with the Underwriters to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

         (g) Sun International will, for the shorter of the period the Securities remain outstanding and five years from the Closing Date, deliver to the Underwriters copies of annual reports and copies of all other documents, reports and information furnished by Sun International or any of its subsidiaries to their securityholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act.

         (h) The Issuers shall apply the net proceeds of their sale of the Securities as set forth in the Prospectus.

         (i) The Issuers shall not invest, or otherwise use the proceeds received by the Issuers from their sale of the Securities in such a manner as would require Sun International or any of its subsidiaries to register as an investment company under the 1940 Act or the rules and regulations thereunder.

         (j) For a period of 90 days after the date of this Agreement, except as described in or contemplated by the Prospectus, the Issuers will not, without your prior written consent (which consent will not be unreasonably or untimely withheld), issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any debt securities of the Issuers or their subsidiaries (other than the Securities) (it being understood that debt incurred under the Existing Credit Agreement is not a debt security.)

         (k) The Issuers and the Guarantors will not claim the benefit of any usury laws against any holders of Securities or Guarantees, respectively.

         (l) The Issuers will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

         (m) Each Issuer will use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by such Issuer prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

    4. PAYMENT OF EXPENSES. The Issuers agree with you, jointly and severally, that, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, they will pay and be responsible for all costs, charges, liabilities, expenses, fees and taxes incurred in connection with or incident to (i) the preparation, printing (including word processing), distribution and delivery of the Registration Statement (including financial statements and exhibits), as originally filed and all amendments and supplements thereto, (ii) the preparation, printing (including word processing), execution, distribution and delivery of this Agreement, the Indenture, the certificates representing the Securities, the preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities (excluding in each case any fees and disbursements of counsel for the Underwriters, other than such fees and disbursements relating to the printing and delivery of the preliminary and final Blue Sky Memoranda specified in clause
(iii) below), (iii) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph 3(a) (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such qualification and any memoranda relating thereto and any filing fees in connection therewith), (iv) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) the rating of the Securities by one or more rating agencies, (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and (vii) the perfor-mance by the Issuers of their other obligations under this Agreement, including (without limitation) the cost of printing and engraving the certificates representing the Securities and all expenses and taxes incident to the sale and delivery of the Securities to you. The Issuers hereby agree and acknowledge that the Underwriters shall not be responsible for any fees or expenses of the Issuers in connection with the performance by either of them of their obligations under this Agreement.

    5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable.

         (b) All the representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. Each Issuer and Guarantor shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it prior to the Closing Date.

         (c) (i) Since the date of the latest balance sheet of Sun International included in the Registration Statement or the Prospectus there shall not have been any Material Adverse Change, or any development involving a prospective Material Adverse Change, (ii) since the date of the latest balance sheet of Sun International included in the Registration Statement or the Prospectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or debt of Sun International or its subsidiaries, (iii) Sun International and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to Sun International and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus and (iv) on the Closing Date you shall have received a certificate of Sun International, dated the Closing Date, signed by the Chief Financial Officer and Executive Vice President-Corporate Development of Sun International, in their capacities as officers of Sun International, confirming the matters set forth in paragraphs (b) and (c) of this Section 5.

         (d) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Charles D. Adamo, Esq., General Counsel of Sun International, to the effect that:

              (i) (A) all Authorizations of Sun International and its subsidiaries are valid and in full force and effect; and (B) to the best of such counsel's knowledge, each of Sun International, its subsidiaries and TCA is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure to have such Authorizations or to be in compliance could not reasonably be expected to have a Material Adverse Effect;

              (ii) the descriptions in the Registration Statement or the Prospectus of contracts to which any of Sun International, any of its subsidiaries, SRL or TCA is a party have been reviewed by such counsel and are accurate summaries thereof in all material respects (except for financial data included therein or omitted therefrom, as to which counsel need express no opinion); to the best of such counsel's knowledge, there are no contracts required to be described or referred to in the Registration Statement or required to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

              (iii) Sun International and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

              (iv) neither (A) Sun International nor any of the Guarantors is in violation of its respective charter or by-laws and (B) Sun International nor any of its subsidiaries is in default in the performance of any obligation, bond, agreement or condition contained in any bond, note, debenture, indenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which Sun International or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except, in each case, for defaults which could not reasonably be expected to have a Material Adverse Effect;

              (v) there are no legal or governmental proceedings pending or, except as disclosed in the Prospectus, to such counsel's knowledge, threatened to which Sun International, SINA or any Guarantor is a party or to which any of their respective property is subject which, if determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the performance by either Issuer or any Guarantor of its obligations pursuant to this Agreement;

              (vi) the Incorporated Documents (in each case except for the financial statements and other information of a statistical, accounting or financial nature, as to which such counsel does not express any view), at the time they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations; and

              (vii) the execution, delivery and performance of this Agreement and the Indenture by the Issuers, the issuance and sale of the Securities and the Guarantees, compliance by the Issuers with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of (A) any of the charters or by-laws of Sun International or any of its subsidiaries, (B) any of the terms or provisions of, or constitute a default under, or cause an acceleration of, any obligation, bond, agreement, or condition contained in any bond, note, debenture, or other evidence of indebt-edness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which Sun International or any of its subsidiaries is a party or by which Sun International or any of its subsidiaries or their respective properties are subject or (C) to such counsel's knowledge, any laws, administrative regulations or rulings or orders of any court or governmental agency, body or official having jurisdiction over Sun International, any of its subsidiaries or their respective properties except in the case of clauses (B) and (C) for such conflicts, breaches or violations that could not reasonably be expected to have a Material Adverse Effect.

         In addition, such counsel shall state that no facts have come to such counsel's attention that caused such counsel to believe that the Registration Statement as of the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel shall not express any view).

         (e) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Cravath, Swaine & Moore, United States counsel for Sun International, to the effect that:

              (i) based solely on certificates from the Secretary of State of Delaware, each of SINA and GGRI, Inc. (collectively, the "Delaware Obligors") has been duly incorporated and is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

              (ii) to our knowledge, no authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal or New York governmental authority or regulatory body is required for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained under the Act or the 1939 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

              (iii) the Securities (including the Guarantees) and Indenture conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus;

              (iv) the Indenture has been duly authorized, executed and delivered by the Delaware Obligors and, assuming that the Indenture has been duly authorized, executed and delivered by Sun International and the Guarantors other than GGRI, Inc. (the "Non-Delaware Obligors"), the Indenture constitutes a legal, valid and binding obligation of each Issuer and Guarantor enforceable against each Issuer and Guarantor in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

              (v) the Securities (including the Guarantees) have been duly authorized by the Delaware Obligors and assuming that the Securities (including the Guarantees) have been duly authorized by the Non-Delaware Obligors, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Purchase Agreement, the Securities (including the Guarantees) will constitute legal, valid and binding obligations of each Issuer and Guarantor entitled to the benefits of the Indenture and enforceable against each Issuer and Guarantor in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, rea-sonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

              (vi) the Purchase Agreement has been duly authorized, executed and delivered by the Delaware Obligors;

              (vii) neither Sun International nor any of its subsidiaries is an "investment company" within the meaning of, or is registered or otherwise required to be registered under, the Investment Company Act of 1940, as amended; and

              (viii) the Registration Statement became effective under the Act on December 3, 1997 and thereupon the offering of the Securities as contemplated by the Prospectus became registered under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. The required filing of the Prospectus under Rule 424(b) has been made in the manner and within the time frame required by Rule 424(b).

    In addition, such counsel shall state that although such counsel has made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that it cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to such counsel. Such counsel shall also state that subject to the foregoing, such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as of its date and the Closing Date (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel does not express any view), was not appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; or (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel does not express any view).

         (f) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Giselle M. Pyfrom, Associate General Counsel for Sun International, to the effect that:

              (i) Sun International and each of the Bahamian Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of The Bahamas and has the corporate power and authority required to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties;

              (ii) Sun International and the Bahamian Guarantors have all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Indenture and to authorize, issue and sell the Securities and Guarantees as contemplated by this Agreement;

              (iii) the Securities have been duly and validly authorized, executed and delivered by Sun International and the Guarantees have been duly and validly authorized, executed and delivered by the Bahamian Guarantors;

              (iv) all of the outstanding shares of capital stock of, or other ownership interests in, each of Sun International's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable (to the extent governed by Bahamas law), and are owned by Sun International, free and clear of any Lien except for the pledges by Sun International under the Existing Credit Agreement;

              (v) all the outstanding shares of capital stock of Sun International have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

              (vi) each of this Agreement and the Indenture has been duly and validly authorized, executed and delivered by Sun International and each of the Bahamian Guarantors;

              (vii) the statements in the Prospectus under the caption "Certain Bahamian Tax Considerations," insofar as such statements constitute summaries of Bahamian statutes or regulations have been reviewed by such counsel and are accurate summaries thereof in all material respects;

              (viii) the execution, delivery and performance of this Agreement and the Indenture by Sun International and each of the Bahamaian Guarantors, the issuance and sale of the Securities and the Guarantees, compliance by Sun International and each of the Bahamian Guarantors, as applicable, with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of (A) any Bahamian laws or administrative regulations, (B) rulings or orders of any Bahamian court or governmental agency, body or official having jurisdiction over Sun International, any of its Bahamian subsidiaries or their respective properties or (C) the respective Memorandum or Articles of Association of Sun International or any of its Bahamian Subsidiaries;

              (ix) no authorization, approval, consent or order of any governmental or regulatory agency, body or official or any court of the Commonwealth of The Bahamas is required to be obtained in connection with the issuance and sale of the Securities or the consummation of the transactions contemplated by this Agreement;

              (x) there is no requirement under any Bahamas statute, rule or regulation with respect to gaming which requires that any holder of the Securities, solely in its capacity as a holder of the

    Securities, to apply for or receive any individual license, any individual certificate or any other authorization from any Bahamas authority to acquire or hold Securities under the Indenture; and

              (xi) to the best of such counsel's knowledge, after due inquiry, neither Sun International nor any of its Bahamian subsidiaries is in default or violation of any Bahamian laws, administrative regulations or order of any court or governmental agency, body, department, authority, board or official or other regulatory body.

         (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Rome McGuigan Sabanosh P.C., special counsel to the Issuers, to the effect that:

              (i) Sun Cove has been duly incorporated is a corporation validly existing and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus;

              (ii) the Indenture and the Purchase Agreement have been duly authorized and executed and delivered by Sun Cove;

              (iii) the Guarantee has been duly authorized, executed and delivered by Sun Cove;

              (iv) the execution, delivery and performance of this Agreement and the Indenture by Sun Cove, the issuance and sale of the Guarantee, compliance by Sun Cove with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of (A) any Connecticut laws or administrative regulations, (B) rulings or orders of any Connecticut court or governmental agency, body or official having jurisdiction over Sun Cove or its properties or (C) the charter and by-laws of Sun Cove;

              (v) none of the issuance and sale of the Securities or the performance of the Issuers' obligations pursuant to this

    Agreement or the Indenture or the performance by TCA under the Mohegan Sun Casino management agreement or the performance of the TCA partnership agreement will violate any Connecticut statute, rule or regulation with respect to gaming to which any of the Issuers, their subsidiaries or TCA is subject or by which any of them is bound or to which any of their properties are subject;

              (vi) no authorization, approval, consent or order of any Connecticut authority with jurisdiction over gaming is required to be obtained in connection with the issuance and sale of the Securities and the transactions contemplated by this Agreement;

              (vii) there is no requirement under any Connecticut statute, rule or regulation with respect to gaming which requires any holder of the Securities, solely in its capacity as a holder of the Securities, to apply for or receive any individual license, any individual certificate or any other authorization from any Connecticut authority to acquire or hold Securities under the Indenture; and

              (viii) each of the Issuers, their subsidiaries, TCA and their employees has such permits from all Connecticut regulatory or governmental officials, bodies and tribunals, with respect to engaging in gaming operations, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus.

         (h) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Kozlov, Seaton, Romanini, Brooks & Greenberg, P.C., New Jersey counsel to Sun International, to the effect that:

              (i) RIH has been duly incorporated and is a corporation validly existing and in good standing under the laws of the State of New Jersey, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus;


              (ii) the Indenture and the Purchase Agreement have been duly authorized, executed and delivered by RIH;

              (iii) the Guarantee has been duly authorized, executed and delivered by RIH;

              (iv) the execution, delivery and performance of this Agreement and the Indenture by RIH, the issuance and sale of the Guarantee, compliance by RIH with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach or violation of (A) any New Jersey laws or administrative regulations, (B) rulings or orders of any New Jersey court or governmental agency, body or official having jurisdiction over RIH or its properties or (C) the charter and by-laws of RIH;

              (v) none of the issuance and sale of the Securities or the performance of the Issuers' obligations pursuant to this Agreement or the Indenture will violate any New Jersey statute, rule or regulation with respect to gaming to which any of the Issuers or their subsidiaries is subject or by which any of them is bound or to which any of their properties are subject;

              (vi) no authorization, approval, consent or order of any New Jersey authority with jurisdiction over gaming is required to be obtained in connection with the issuance and sale of the Securities and the transactions contemplated by this Agreement, except as have been obtained from the NJCCC;

              (vii) there is no requirement under any New Jersey statute, rule or regulation with respect to gaming which requires any holder of the Securities, solely in its capacity as a holder of the Securities, to apply for or receive any individual license, any individual certificate or any other authorization from any New Jersey authority to acquire or hold Securities under the Indenture;

              (viii) each of the Issuers and their subsidiaries has such permits from all New Jersey regulatory or governmental officials, bodies and tribunals with respect to engaging in gaming operations, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Registration Statement or the Prospectus; and

              (ix) the statements in the Prospectus (as incorporated from the Annual Report on Form 20-F for the year ended December 31, 1996) under the caption "Description of Business and Properties--Certain Matters Affecting Sun International's Atlantic City Operations," insofar as such statements constitute summaries of New Jersey statutes, regulations, legal and governmental proceedings, have been reviewed by such counsel and are accurate thereof in all material respects.

    The opinions and statements of Cravath, Swaine & Moore, Rome McGuigan Sabanosh P.C. and Kozlov, Seaton, Romanini, Brooks & Greenberg, P.C. described in paragraphs (e), (g) and (h) above shall be rendered to you at the request of Sun International and shall so state therein.

         (i) You shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, an opinion dated the Closing Date as to such matters as the Underwriters may reasonably require.

         (j) You shall have received at or prior to the Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, a memorandum or summary, in form and substance satisfactory to the Underwriters, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably have designated to Sun International.

         (k) You shall have received (i) on each of the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, respectively, in form and substance satisfactory to you, of Arthur Andersen LLP, and (ii) on the date hereof a letter, dated the date hereof, in form and substance satisfactory to you, of Ernst & Young LLP, in each case confirming that they are independent public accountants within the meaning of the Act and the Act Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published Act Regulations, and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to an Underwriter with respect to the financial statements and certain financial and statistical information contained in the Prospectus.

         (l) All approvals required by the New Jersey Casino Control Commission necessary for the issuance of the Securities shall have been obtained.

    The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and to Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters.

    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to counsel for the Underwriters pursuant to this Section 5 shall not be in all material respects reasonably satisfactory in form and substance to you and such counsel, all your obligations hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to Sun International in writing, or by telephone, telex or telegraph, confirmed in writing.

    6. INDEMNIFICATION.

         (a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Underwriter, (ii) each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Underwriter or any controlling person, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, investigation or proceeding, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which you or any such person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or in any supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Issuers and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense are caused by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information furnished in writing by or on behalf of any Underwriter through Bear, Stearns & Co. Inc. to the Issuers expressly for use in the Prospectus or the Registration Statement (or any amendment or supplement thereto); PROVIDED, FURTHER, that the Issuers and the Guarantors shall not be liable to any Underwriter or any person set forth in clauses (ii) and (iii) above with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus to the extent that any such liabilities of an Underwriter result from the fact that such Underwriter sold Securities to a person as to whom it shall be established by a court of competent jurisdiction in a final judgment not subject to appeal or review that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the liabilities of such Underwriter result from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Issuers and the Guarantors may otherwise have, including under this Agreement.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless (i) the Issuers and the Guarantors, (ii) each person, if any, who controls any Issuer or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Issuers, the Guarantors and any controlling person, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or in any supplement thereto, or arise out of or are based upon the omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have, including under this Agreement.

         (c) Promptly after receipt by an indemnified party under paragraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought (which notice shall be deemed delivered to a Guarantor if delivered to Sun International) in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent such indemnifying party has been materially prejudiced by such failure as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such action or separate but substantially similar related actions arising out of the same general allegations or circumstances, be liable for fees and expenses of more than one separate firm of attorneys (in addition to any appropriate local counsel) at any time for the indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

    7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, then each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by any Issuer or Guarantor, any contribution received by any Issuer or Guarantor from persons, other than you, who may also be liable for contribution, including persons who control any Issuer or Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and directors of any Issuer or Guarantor) to which any indemnifying person may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on one hand and the Underwriters, on the other hand, from the offering of the Securities or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers and the Guarantors, on one hand and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on one hand and the Underwriters, on the other hand, shall be deemed to be in the same proportion, (x) in the case of the Issuers and the Guarantors, the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuers and the Guarantors and (y) in the case of the Underwriters, the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Issuers and the Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls any Issuer or Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director of any Issuer or Guarantor shall have the same rights to contribution as such Issuer or Guarantor, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

    8. DEFAULT BY AN UNDERWRITER.

         (a) If any Underwriter shall default in its obligation to purchase the Securities hereunder, any other Underwriter may in its discretion arrange for itself or for another party or parties to purchase such Securities to which such default relates on the terms contained herein. In the event that within five
(5)
calendar days after such a default you do not arrange for the purchase of the Securities to which such default relates as provided in this Section 8, this Agreement shall thereupon terminate, without liability on the part of the Issuers with respect thereto (except in each case as provided in Section 4, 6(a) and 7 hereof) or the non-defaulting Underwriter, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriter and the Issuers for damages occasioned by its or their default hereunder.

         (b) In the event that the Securities to which the default relates are to be purchased by any non-defaulting Underwriter, or are to be purchased by another party or parties as aforesaid, you or the Issuers shall have the right to postpone the Closing Date for a period, not exceeding seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Prospectus or in any other documents and arrangements. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

    9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of you and the Issuers contained in this Agreement, including the agreements contained in Section 4, the indemnity agreements contained in Section 6 and the contribution agreements contained in
Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any controlling person thereof or by or on behalf of the Issuers and Guarantors, any of their respective officers and directors or any controlling person thereof, and shall survive delivery of any payment for the Securities to and by you. The representations contained in
Section 1 and the agreements contained in Sections 4, 6, 7 and 10(c) hereof shall survive the termination of this Agreement including pursuant to Section 10 hereof.

    10. TERMINATION.

         (a) You shall have the right to terminate this Agreement at any time prior to the Closing Date if (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for Sun International's securities or securities in general; or (ii) trading in the Company's securities has been suspended by the Commission or trading generally on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a general banking moratorium has been declared by New York State, federal or Bahamian authorities or if any new restriction materially adversely affecting the distribution of the Securities shall have become effective; or (iv) any securities of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization (as defined in Rule 436(g) under the Act), PROVIDED that, in the case of such "watch list" placement, termination shall be permitted only if such placement would, in your judgment, make it impracticable or inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus; or
(v)(A) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been a change in political, financial or economic conditions if the effect of any such event in (A) or (B) is such as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus.

         (b) Any notice of termination pursuant to this Section 10 shall be by telephone, telex, or telegraph, confirmed in writing by letter.


         (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 10(a) hereof or (ii) Section 8(a) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to your obligations set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Issuers or Guarantors to perform any agreement herein or comply with any provision hereof, the Issuers and Guarantors will, jointly and severally, subject to demand by you, reimburse you for all out-of-pocket expenses (including the fees and expenses of your counsel), incurred by you in connection herewith.

    11. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and (a) if to any Issuer, to Charles D. Adamo, Esq., Sun International Hotels Limited, Coral Towers, Paradise Island, The Bahamas, with a copy to Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, 10019, Attention: James M. Edwards, Esq. and (b) if to any Underwriter, to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: John Waldron with a copy to Skadden, Arps, Slate, Meagher &

Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071,
Attention: Nicholas P. Saggese, Esq., or in any case to such other address as the person to be notified may have requested in writing.

    12. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon you and the Issuers and Guarantors and the controlling persons, directors, officers, employees and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from you.

    13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth the understanding between you and the Issuers and Guarantors, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                  Very truly yours,

                                  SUN INTERNATIONAL HOTELS LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  SUN INTERNATIONAL NORTH AMERICA, INC.


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  SUN INTERNATIONAL BAHAMAS LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary

                                  PARADISE ISLAND LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  ISLAND HOTEL COMPANY LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  PARADISE BEACH INN LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  PARADISE ENTERPRISES LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary

                                  PARADISE ACQUISITIONS LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  SUN INTERNATIONAL MANAGEMENT LIMITED


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  SUN COVE, LTD.


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary



                                  RESORTS INTERNATIONAL HOTEL, INC.


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary

                                  GGRI, INC.


                                  By: /s/ Giselle M. Pyfrom
                                     ---------------------------------
                                     Name:  Giselle M. Pyfrom
                                     Title: Assistant Secretary

Accepted, as of the date first above written.


BEAR, STEARNS & CO. INC.



By: /s/ J. Andrew Bugas
   ------------------------------
   Name:  J. Andrew Bugas
   Title: Senior Managing Director

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated



By: /s/ Jack Mann
   ------------------------------
   Name:  Jack Mann
   Title: Authorized Signatary

                                      SCHEDULE I



Bear, Stearns & Co. Inc....................................$50,000,000


Merrill Lynch, Pierce, Fenner & Smith Incorporated.........$50,000,000